Earnings Release
July 21, 1998


FOR MORE INFORMATION              FOR IMMEDIATE RELEASE
Tim Klein (404-249-4135)                July 21, 1998
Al Schweitzer (404-249-2832)


BellSouth Increases EPS 15.5% in Second Quarter
International customers increase 69% as Brazil starts operations;
Data and digital services revenues surge 44% to $432 million

ATLANTA - With consolidated revenues growing to a record $5.7 billion, and data and digital services revenues surging 44 percent to $432 million, BellSouth Corporation (NYSE:
BLS) reported second quarter diluted earnings per share
(EPS) of 82 cents. This is an increase of 15.5 percent compared to 71 cents (before a one-time charge of 5 cents) in the second quarter of 1997.

"We're generating solid growth across all areas of our business," said Duane Ackerman, chairman and chief executive officer. "Our core telecommunications business is showing excellent growth in data services for business customers, and in additional lines and calling features for consumers. We continue to drive strong growth and profitability in our domestic wireless business. And our position in international markets is getting even stronger, setting the stage for future earnings growth."

BellSouth's international operations made a major
contribution to the company's performance in the second
quarter.  Since June 30, 1997,   international customers
increased by 975,000, or 69 percent, boosted by the inauguration of service in Brazil in May 1998. Since
BellSouth's consortium began operations in Sao Paulo, thousands of customers per day are purchasing wireless phones and service from BellSouth. In its domestic cellular and PCS markets, BellSouth added 563,000 customers, for 14.2 percent annual growth. In all, BellSouth's wireless businesses now serve more than 6.9 million customers worldwide.

The second quarter provided further evidence of the shift in the business market away from traditional analog voice switched access lines to data circuits and other digital services. BellSouth markets a complete array of these high-speed connection, networking and Internet services to large business and government customers, and to other telecommunications carriers. Data and digital services revenues jumped to $432 million in the second quarter of 1998, a 44 percent increase compared to $300 million in the same three months a year earlier. This growth is in addition to gains in traditional business access lines, which increased 3.9 percent compared to the same quarter of 1997.

In residential services, BellSouth grew access lines at 4.3 percent. The company's 16.2 million residential access lines now include 2.1 million additional lines that customers use for Internet services such as BellSouth.net(SM), children's phones, fax machines, telecommuting and work-at-home tools. Traditional residential and business access lines in total grew 4.2 percent to 23.7 million.

BellSouth's calling features continued to generate revenue growth. Revenues from services such as Caller ID Deluxe, Call Return and MemoryCall(r) service voice messaging were $392 million in the second quarter of 1998, up 19 percent from the same three months of 1997. Caller ID Deluxe grew
37 percent and now is used by more than 5.3 million customers. Call Waiting Deluxe soared 215 percent to more than 1.8 million features.

BellSouth's Complete Choice(r) packages, which combine basic telephone service with any or all of more than 20 calling features, are now used by more than 2.9 million residential customers, nearly doubling in the past year. BellSouth strengthened the Complete Choice product line this year with the addition of Complete Choice Multi-Line service and Complete Choice with Cellular.

Net income in the second quarter of 1998 was $818 million, an increase of 16.7 percent compared to $701 million (before the one-time charge of $47 million) in the same quarter a year ago. The one-time charge related to a regulatory settlement in South Carolina.

Reported revenues and expenses include certain domestic and international wireless operations that were not consolidated last year. If these operations had been consolidated in 1997, and excluding the effect of the one-time charge, revenue growth in the second quarter of 1998 would have been
10.1 percent, and expenses would have increased 9.8 percent.

BellSouth is a $21 billion communications services company.
It provides telecommunications, wireless communications, cable and digital TV, directory advertising and publishing, and Internet and data services to nearly 31 million customers in 20 countries worldwide.

NOTE: For more information about BellSouth Corporation, visit the BellSouth Web page at http://www.bellsouth.com/


PRELIMINARY
July 21, 1998
                    BELLSOUTH CORPORATION
               CONSOLIDATED STATEMENTS OF INCOME
           (In Millions, Except Per Share Amounts)

                             For the Three        For the Six
                             Months Ended        Months Ended
                               June 30,             June 30,
                            1998      1997      1998      1997
                       (Unaudited)(Unaudited)(Unaudited)(Unaudited)

Operating Revenues:
 Network and related
  services
   Local service          $ 2,345   $ 2,068   $ 4,607   $ 4,172
   Interstate access          960       928     1,905     1,845
   Intrastate access          200       186       406       404
   Toll                       177       186       352       360
 Wireless communications    1,173       815     2,289     1,580
 Directory advertising
  and publishing              419       400       781       761
 Other services               390       340       750       646
Total Operating Revenues    5,664     4,923    11,090     9,768

Operating Expenses:
 Cost of services and
  products                  1,743     1,536     3,410     2,958
 Depreciation and
  amortization              1,074       977     2,117     1,937
 Selling, general and
  administrative            1,413     1,186     2,675     2,296
Total Operating Expenses    4,230     3,699     8,202     7,191

Operating Income            1,434     1,224     2,888     2,577

Interest Expense              203       187       393       370

Gain on Sale of
 Operations                    --        --       155        --

Other Income, net             118        33       146        26

Income Before Income
 Taxes                      1,349     1,070     2,796     2,233
Provision for Income
 Taxes                        531       416     1,086       886

Net Income                $   818   $   654   $ 1,710   $ 1,347

Weighted Average Common
 Shares Outstanding:
  Basic                       989       992       990       992
  Diluted                     995       994       996       994

Dividends Declared Per
 Common Share             $   .36   $   .36   $   .72   $   .72

Earnings Per Share:
 Basic                    $   .83   $   .66   $  1.73   $  1.36
 Diluted                  $   .82   $   .66   $  1.72   $  1.36

PRELIMINARY
July 21, 1998

                 BELLSOUTH CORPORATION
                   EARNINGS SUMMARY
                      (Unaudited)

                                     For the Three       For the Six
                                     Months Ended        Months Ended
                                       June 30,           June 30,
                                     1998     1997     1998      1997

Net Income
 Reported Net Income               $  818   $  654   $1,710    $1,347

 Gain from Additional Proceeds on
  Sale of ITT World Directories(a)     --       --      (96)       --

 South Carolina Regulatory
  Settlement(b)                        --       47       --        47

 Adjusted Net Income               $  818   $  701   $1,614    $1,394

Diluted Earnings Per Share
 Reported Earnings Per Share       $  .82   $  .66   $ 1.72    $ 1.36

 Gain from Additional Proceeds on
  Sale of ITT World Directories(a)     --       --     (.10)       --

 South Carolina Regulatory
  Settlement(b)                        --      .05       --       .05

 Adjusted Earnings Per Share (c)   $  .82   $  .71   $ 1.62    $ 1.40

(a) Represents the after-tax gain associated with additional proceeds received on the July 1997 sale of ITT World Directories. The pre-tax gain related to the proceeds was $155.

(b) Represents the after-tax effect of a regulatory settlement in South Carolina which occurred in second quarter 1997.

(c) Earnings Per Share for the six months ended June 30, 1997 does not sum due to rounding.

   PRELIMINARY
   July 21, 1998
                         BELLSOUTH CORPORATION
                      CONSOLIDATED BALANCE SHEETS
                (In Millions, Except Per Share Amounts)

                                      June 30,     December 31,
                                        1998           1997
                                     (Unaudited)
                ASSETS
    Current Assets:
     Cash and cash equivalents      $  2,222       $  2,570
     Temporary cash investments           94             17
     Accounts receivable, net of
      allowance for uncollectibles
      of $263 and $246                 4,167          4,750
     Material and supplies               423            393
     Other current assets                483            387
       Total Current Assets            7,389          8,117
    Investments and Advances           2,762          2,675
    Property, Plant and Equipment:
     Property, plant and equipment    56,182         53,828
     Accumulated depreciation         32,705         30,967
     Property, plant and
       equipment, net                 23,477         22,861
    Deferred Charges and Other
     Assets                              936            702
    Intangible Assets, net             2,957          1,946
Total Assets                        $ 37,521       $ 36,301

LIABILITIES AND SHAREHOLDERS' EQUITY
   Current Liabilities:
    Debt maturing within one year   $  3,082       $  3,706
    Accounts payable                   1,665          1,825
    Other current liabilities          3,345          3,252
      Total Current Liabilities        8,092          8,783
   Long-Term Debt                      8,535          7,348

   Deferred Credits and Other
    Liabilities:
    Accumulated deferred income
     taxes                             2,048          2,023
    Unamortized investment tax
     credits                             190            213
    Other liabilities and
     deferred credits                  2,813          2,769
    Total Deferred Credits and
     Other Liabilities                 5,051          5,005

   Shareholders' Equity:
    Common stock, $1 par value         1,010          1,010
    Paid-in capital                    7,783          7,714
    Retained earnings                  8,383          7,382
    Accumulated other
     comprehensive income                  5             36
    Shares held in trust and
     treasury                           (968)          (575)
    Guarantee of ESOP debt              (370)          (402)
      Total Shareholders' Equity      15,843         15,165

   Total Liabilities and
    Shareholders' Equity            $ 37,521       $ 36,301

  PRELIMINARY
  July 21, 1998

                BELLSOUTH FINANCIAL HIGHLIGHTS
                        SELECTED DATA
                         (UNAUDITED)


                                 Three Months   Three Months
                                     Ended          Ended
                                   June 30,       June 30,
                                     1998           1997


Earnings per share:
 Basic                              $  .83        $   .66(a)
 Diluted                            $  .82        $   .66(a)

Return on average common
 equity (annualized)                   20.2%          18.8%

Return on average total
 capital(annualized)                   14.0%          13.3%

Weighted average common shares
 outstanding (millions)
  Basic                                  989            992
  Diluted                                995            994

Dividends per share                 $    .36       $    .36

Property additions (millions)       $  1,168       $  1,114





                                      At June 30,
                                    1998       1997

    Common shares outstanding
     (millions)                           986        993

    Debt ratio                          42.2%      41.8%

    Total employees                    86,188     82,969





     (a) Includes an after-tax charge of $47 ($.05 per share) related to a regulatory settlement in South Carolina.


PRELIMINARY
July 21, 1998

                    BELLSOUTH FINANCIAL HIGHLIGHTS
                             SELECTED DATA
                              (UNAUDITED)


                                      Six Months      Six Months
                                         Ended          Ended
                                       June 30,        June 30,
                                         1998            1997


    Earnings per share:
     Basic                              $ 1.73 (a)     $  1.36 (d)
     Diluted                            $ 1.72 (a)     $  1.36 (d)

    Return on average common
     equity (annualized)                 21.6% (b)        19.6%

    Return on average total
     capital(annualized)                 14.7% (c)        13.8%

    Weighted average common shares
     outstanding (millions)
      Basic                                  990            992
      Diluted                                996            994

    Dividends per share                 $    .72       $    .72

    Property additions (millions)       $  2,401       $  2,015





     (a) Includes an after-tax gain of $96 ($.10 per share) related to additional proceeds from the sale of ITT World Directories.
     (b) After adjusting net income for the gain from additional proceeds on ITT World Directories, Return on average common equity was 20.4%.
     (c) After adjusting net income for the gain from additional proceeds on ITT World Directories, Return on average total capital was 14.0%.
     (d) Includes an after-tax charge of $47 ($.05 per share) related to a regulatory settlement in South Carolina.

    PRELIMINARY
    July 21, 1998

                  BELLSOUTH TELECOMMUNICATIONS, INC.
                   CONSOLIDATED STATEMENTS OF INCOME
                             (In Millions)

                                    For the             For the
                              Three Months Ended   Six Months Ended
                                  June 30,            June 30,
                               1998      1997      1998      1997
                             (Unaudit  (Unaudit  (Unaudit  (Unaudit
                                ed)       ed)       ed)       ed)
 Operating Revenues:
   Local service             $ 2,345   $ 2,068   $ 4,607   $ 4,172
   Interstate access             960       928     1,905     1,845
   Intrastate access             200       186       406       404
   Toll                          177       186       352       360
   Other                         454       386       886       778
 Total Operating Revenues      4,136     3,754     8,156     7,559

 Operating Expenses:
   Cost of services and
    products                   1,381     1,292     2,717     2,497
   Depreciation and
    amortization                 836       826     1,662     1,645
   Selling, general and
    administrative               740       654     1,375     1,284

  Total Operating Expenses     2,957     2,772     5,754     5,426

 Operating Income              1,179       982     2,402     2,133

 Interest Expense                144       134       277       268
 Other Income
   (Expense), net                  2        (1)        4         1

 Income Before Income
  Taxes                        1,037       847     2,129     1,866
 Provision for Income
  Taxes                          393       316       802       702
 Net Income                  $   644   $   531   $ 1,327   $ 1,164

 PRELIMINARY
 July 21, 1998

          BELLSOUTH TELECOMMUNICATIONS FINANCIAL HIGHLIGHTS
                            SELECTED DATA
                            (UNAUDITED)

                                      Three Months   Three Months
                                          Ended          Ended
                                        June 30,       June 30,
                                           1998          1997

      Property additions (millions)       $  844         $  844

      Access minutes of use
       (millions):
      Interstate                          19,804         18,552

      Intrastate                           6,436          5,873

      IntraLATA toll messages                201            232
       (millions)

                                               At June 30,
                                           1998           1997

      Debt ratio                           48.6%          48.2%

      Telephone employees                 59,700         62,779

      Network access lines in
       service (thousands)                23,660         22,717

                                     Six Months     Six Months
                                        Ended          Ended
                                      June 30,       June 30,
                                         1998          1997

    Property additions (millions)       $1,698         $1,576

    Access minutes of use
     (millions):
      Interstate                        38,802         36,273
      Intrastate                        12,520         11,425

    IntraLATA toll messages                402            462
     (millions)



    PRELIMINARY
    July 21, 1998

    BELLSOUTH CORPORATION
    CELLULAR OPERATING INFORMATION (UNAUDITED) (7)


($ IN THOUSANDS,                    Second       Second
     EXCEPT                        Quarter       Quarter
     PER CUSTOMER       NOTES        1998         1997      % Change
     INFORMATION)

   DOMESTIC OPERATIONS
    Cellular           (1), (4)    $  642,966   $  625,731      2.8%
     Revenues,
     net

    Operating            (1)          347,164      340,961      1.8%
     Expenses
    Depreciation         (1)          109,195       92,545     18.0%
     Expense
    Amortization of
     Intangibles         (1)           19,830       18,333      8.2%
     (including
     goodwill)

       Total             (1)          476,189      451,839      5.4%
        Operating
        Expenses

       Operating         (1)          166,777      173,892     -4.1%
        Income

    Other Expenses       (1)           67,728       77,423    -12.5%
     (includes
      interest
      and taxes)

       Net Income        (1)       $   99,049   $   96,469      2.7%

    Operating Cash     (1), (6)    $  295,802   $  284,770      3.9%
     Flow

    Cash Operating     (1), (6)        46.01%       45.51%      1.1%
     Margin

  DOMESTIC CELLULAR DATA

    Population           (11)
     Served:
       Control Basis     (2)       50,517,000   52,196,000     -3.2%
       Equity Basis      (3)       40,709,000   40,671,000       .1%
    Customers Served:
       Control Basis   (2), (8)     5,222,000    4,836,000      8.0%
       Equity Basis    (3), (8)     4,400,000    3,901,000     12.8%

    Average Monthly      (5)       $       46   $       52    -11.5%
     Service Revenue
     per Customer

    Penetration Rate     (3)           10.81%        9.60%     12.6%

    Property, plant      (1)       $3,857,697   $3,403,676     13.3%
     and equipment


    PRELIMINARY
    July 21, 1998

    BELLSOUTH CORPORATION
    CELLULAR OPERATING INFORMATION (UNAUDITED) (7)


($ IN THOUSANDS,                    Second       Second
     EXCEPT                        Quarter       Quarter
     PER CUSTOMER       NOTES        1998         1997      % Change
     INFORMATION)

    DOMESTIC PCS DATA

    Population           (11)
     Served:
       Control Basis     (2)       25,096,000   24,032,000      4.4%
       Equity Basis      (3)       20,432,000   19,428,000      5.2%
    Customers Served:
       Control Basis     (2)          205,000      106,000     93.4%
       Equity Basis      (3)          129,000       65,000     98.5%


    SELECTED INTERNATIONAL OPERATING DATA (9),(10)

    Cellular Revenues    (1)       $  472,166   $  319,999     47.6%
    Population Served:
       Control Basis     (2)       88,100,000   68,900,000     27.9%
       Equity Basis      (3)      100,766,000   68,558,000     47.0%

    Cellular Customers Served:
    Control Basis        (2)        2,226,000    1,304,000     70.7%
    Equity Basis         (3)        2,390,000    1,415,000     68.9%

    Penetration Rate   (3),(10)         3.00%        2.06%     45.6%

    SELECTED LATIN AMERICA INFORMATION (10)

    Cellular Revenues    (1)       $  309,866    $  186,100    66.5%
    Net Earnings from    (1)       $  (2,660)    $   11,287       --
     Operations
    Operating Cash     (1), (6)    $   99,308    $   55,670    78.4%
     Flow
    Cash Operating     (1), (6)        32.05%        29.91%     7.2%
     Margin

    Population Served:
     Control Basis       (2)       84,400,000    65,300,000    29.2%
     Equity Basis        (3)       73,918,000    42,066,000    75.7%

    Customers Served:
     Control Basis       (2)        2,113,000     1,233,000    71.4%
     Equity Basis        (3)        1,407,000       743,000    89.4%

    Average Monthly
     Service Revenue     (5)       $       72    $       83   -13.3%
     Per Customer

    Penetration Rate   (3),(10)         2.68%         1.77%    51.4%

    PRELIMINARY
    July 21, 1998

    BELLSOUTH CORPORATION
    CELLULAR OPERATING INFORMATION (UNAUDITED) (7)


($ IN THOUSANDS,
     EXCEPT                     Year-to-Date  Year-to-Date
     PER CUSTOMER       NOTES       1998          1997     % Change
     INFORMATION)


    DOMESTIC OPERATIONS

    Cellular           (1), (4)    $1,278,135   $1,213,885      5.3%
     Revenues, net

    Operating            (1)          694,715      702,818     -1.2%
     Expenses

    Depreciation         (1)          217,249      181,899     19.4%
     Expense

    Amortization of      (1)           39,606       36,838      7.5%
     Intangibles
     (including
      goodwill)

       Total             (1)          951,570      921,555      3.3%
        Operating
        Expenses

       Operating         (1)          326,565      292,330     11.7%
        Income

    Other Expenses       (1)          135,108      134,064       .8%
     (includes
     interest
     and taxes)

       Net Income        (1)       $  191,457   $  158,266     21.0%

    Operating Cash     (1), (6)      $583,420     $511,067     14.2%
     Flow

    Cash Operating     (1), (6)        45.65%       42.10%      8.4%
     Margin

    DOMESTIC CELLULAR DATA

    Average Monthly
     Service Revenue     (5)       $       46   $       52    -11.5%
     per Customer

    SELECTED INTERNATIONAL OPERATING DATA (9),(10)

       Cellular Revenues    (1)       $  900,642    $ 584,105  54.2%

    SELECTED LATIN AMERICA INFORMATION  (10)

       Cellular Revenues    (1)       $  585,268   $  327,523  78.7%
       Net Earnings from    (1)           22,192       28,420 -21.9%
          Operations

       Operating Cash     (1),(6)        183,704      107,685  70.6%
        Flow

       Cash Operating     (1),(6)         31.39%       32.88%  -4.5%
        Margin

       Average Monthly      (5)       $       72   $       83 -13.3%
        Service Revenue
        Per Customer



   PRELIMINARY
   July 21, 1998

   BellSouth Corporation
   Schedule of International Customers and POPS by Country (000's)

                                         Second Quarter 1998
                             -----------------------------------------
                                   Customers               POPS
                             --------------------  -------------------
                               Equity              Equity
  Country        Company      Weighted  Control   Weighted    Control
 --------       ---------    --------- --------   --------    --------
 Argentina      CRM               461       709      8,515      13,100
 Chile          BellSouth
                 Chile            151       151      7,400       7,400
 Ecuador        BellSouth
                 Ecuador           53        87      7,462      12,200
 Nicaragua      BellSouth
                 Nicaragua         10        11      2,581       2,900
 Panama         BSC Panama         13         -      1,135           -
 Peru           Tele 2000         103       175      4,133       7,000
                Interior            -         -     10,037      17,000
 Uruguay        Abiatar            20        43        966       2,100
 Venezuela      Telcel            537       937     13,010      22,700
 Brazil       Region 1-
               Sao Paulo           59         -      7,374           -
               Region 10            -         -     11,305           -
                                ------    ------    -------     ------
Subtotal Latin America           1,407     2,113     73,918     84,400
                                ------    ------    -------     ------

 Denmark      DMT                  273         -      2,465          -
 Germany      E-Plus               308         -     18,545          -
 Israel       Cellcom              324         -      2,085          -
 India        Skycell                5         -      1,348          -
 New Zealand  BSNZ                  73       113      2,405      3,700
                                 ------    ------    -------    ------
Subtotal other                     983       113     26,848      3,700
                                 ------    ------    -------    ------
Total International              2,390     2,226    100,766     88,100
                                 ======    ======   =======     ======





PRELIMINARY
July 21, 1998

BellSouth Corporation
Schedule of International Customers and POPS by Country (000's)

                                         Second Quarter 1997
                             -----------------------------------------
                                   Customers               POPS
                             --------------------  -------------------
                               Equity              Equity
  Country        Company      Weighted  Control   Weighted    Control
 --------       ---------    --------- --------   --------    --------
 Argentina      CRM                240       401      7,863     13,100
 Chile          BellSouth
                 Chile             115       115      7,200      7,200
 Ecuador        BellSouth
                 Ecuador            21        34      7,157     11,700
 Nicaragua      BellSouth
                 Nicaragua           5         6      2,400      2,700
 Panama         BSC Panama           4         -      1,079          -
 Peru           Tele 2000           36        61      4,109      7,000
                Interior             -         -          -          -
 Uruguay        Abiatar             12        35        595      1,700
 Venezuela      Telcel             310       581     11,663     21,900
 Brazil         Region 1-
                 Sao Paulo           -         -          -          -
                Region 10            -         -          -          -
                                ------    ------     ------     ------
Subtotal Latin America             743     1,233     42,066     65,300
                                ------    ------     ------     ------

 Denmark      DMT                  250         -      2,418          -
 Germany      E-Plus               131         -     18,388          -
 Israel       Cellcom              240         -      1,998          -
 India        Skycell                5         -      1,348          -
 New Zealand  BSNZ                  46        71      2,340      3,600
                                ------    ------     ------     ------
Subtotal other                     672        71     26,492      3,600
                                ------    ------     ------     ------
Total International              1,415     1,304     68,558     68,900
                                ======    ======     ======     ======



    PRELIMINARY
    July 21, 1998


     NOTES
(1) The presentation of selected income statement and balance sheet information is based on BellSouth's ownership percentage for all domestic and international cellular subsidiaries and affiliates, whether or not consolidated for financial statement presentation purposes. Gains/losses from the sale of properties and other unusual items are not included in net income. Financial information for Domestic Cellular Operations does not include PCS.
(2)  Includes 100% of population/customers served in markets where
     BellSouth has operating control and/or BellSouth ownership exceeds
     50%; excludes population/customers served for markets where BellSouth does not have operating control and ownership is less than 50%.
(3) Includes population/customers served based on BellSouth's ownership percentage in all markets served.
(4)  Included in revenues is equipment revenue net of cost.
(5) Includes local service revenue, which consists of charges for cellular air-time service, long distance, and access billed by a carrier for services in its market. Excluded are roaming charges, toll charges, taxes on service revenues, equipment sales, installation and repair revenues. Revenues and customers associated with the Sao Paulo, Brazil market, which launched service in mid-May 1998, are excluded from the Latin America calculations.
(6) Operating cash flow represents operating income before depreciation and amortization.
(7) The income statement and balance sheet information are for the periods ended May 31, 1998 and 1997. The domestic customer numbers presented above are as of June 30, 1998 and 1997 and international customer numbers are as of May 31, 1998 and 1997.
(8) As information, domestic cellular customers served on a control basis for the periods ended May 31, 1998 and 1997 were 5,167,000 and 4,786,000 respectively. On an equity basis, domestic cellular customers served for the same periods were 4,355,000 and 3,885,000 respectively.
(9) BellSouth sold its investment in Optus during the third quarter of 1997. Previously reported data for 1997 has been restated to exclude Optus.
(10) For second quarter 1998, no financial or customer information related to the newly acquired licenses in Brazil Region 10 and Peru Interior is included, and the penetration rate calculation excludes these population amounts.
(11) Coverage areas for certain BellSouth Domestic Cellular and PCS licenses overlap each other. If these categories were combined for reporting purposes, second quarter 1998 total population served would be reduced by 642,000 (control basis) and 830,000 (equity basis) for the overlap.